UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 6, 2014

ALKAME HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

KBM Worldwide

On August 6, 2014, we entered into a securities purchase agreement (the “KBM SPA”) with KBM Worldwide, Inc. (“KBM”) pursuant to which we borrowed $68,000 under the terms of a convertible promissory note (the “KBM Note”). After payment of legal fees of $3,000 to KBM’s counsel, we are using the net proceeds for working capital.

Interest under the convertible promissory note is 8% per annum, and the principal and all accrued but unpaid interest is due on May 8, 2015. The note is convertible at any time following 180 days after the issuance date at KBM’s option into shares of our common stock at a variable conversion price of 58% of the lowest average three day market price of our common stock during the 10 trading days prior to the notice of conversion, subject to adjustment as described in the note. The holder’s ability to convert the note, however, is limited in that it will not be permitted to convert any portion of the note if the number of shares of our common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 4.99% of our outstanding shares of common stock. The holder has the right to waive this term upon 61 days’ notice to us.

During the first 180 days following the date of the note we have the right to prepay the principal and accrued but unpaid interest due under the note, together with any other amounts we may owe the holder under the terms of the note, at a graduating premium ranging from 112% to 140%. After this initial 180 day period, we do not have a right to prepay the note.

There are certain covenants we agreed to, including without limitation, a prohibition on borrowing without KBM’s consent and a right of first refusal in favor of FBM.

All amounts due under the note become immediately due and payable by us upon the occurrence of an event of default, which includes (i) our failure to pay the amounts due at maturity, (ii) our failure to deliver shares of our common stock upon any conversion of the note, (iii) a breach of the covenants, representations or warranties under the note or the Securities Purchase Agreement, (iv) the appointment of a trustee, a judgment against us in excess of $50,000 (subject to a cure period), a liquidation of our company or the filing of a bankruptcy petition, (v) failure to remain current in our reporting obligations under the Securities Exchange Act of 1934 or the removal of our common stock from quotation on the OTC Bulletin Board, (vi) any restatement of our financial statements, or (vii) a reverse stock split without notice to the lender, as well as certain other provisions as set forth in the note.

The foregoing description of KBM SPA and the KBM Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.1 and 10.2 hereto, all of which are incorporated herein by this reference.

Macallan Partners

On August 11, 2014, we entered into a financing agreement (the “Agreement”) with Macallan Partners, LLC (“Macallan”) pursuant to which we borrowed $45,000 under the terms of a convertible debenture (the “Debenture”).

Interest under the convertible promissory note is 12% per annum, and the principal and all accrued but unpaid interest is due on February 15, 2015. The note is convertible at any time at Macallan’s option into shares of our common stock at a variable conversion price of 50% of the lowest traded price during the 20 days prior to the notice of conversion, subject to adjustment as described in the note. The holder’s ability to convert the note, however, is limited in that it will not be permitted to convert any portion of the note if the number of shares of our common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 4.99% of our outstanding shares of common stock.

During the first 180 days following the date of the note we have the right to prepay the principal and accrued but unpaid interest due under the note, together with any other amounts we may owe the holder under the terms of the note, at a graduating premium ranging from 125% to 150%. After this initial 180 day period, we do not have a right to prepay the note.

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There are certain covenants we agreed to, including without limitation, a prohibition on borrowing without Macallan’s consent and the right for Macallan to participate in a more favorable term financing.

All amounts due under the note become immediately due and payable by us upon the occurrence of an event of default, which includes (i) our failure to pay the amounts due at maturity, (ii) our failure to maintain sufficient shares of authorized common stock, (iii) insolvency, (iv) the appointment of a trustee or receiver (subject to a cure period), (v) a liquidation of our company or the filing of a bankruptcy petition, (vi) failure to remain current in our reporting obligations under the Securities Exchange Act of 1934, and (vii) failure to retain DTC eligibility, as well as certain other provisions as set forth in the note.

The foregoing description of Agreement and the Debenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.3 and 10.4 hereto, all of which are incorporated herein by this reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The investors represented to us that they are accredited investors. We believe that the investors had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.1 KBM SPA

10.2 KBM Note

10.3 Agreement

10.4 Debenture

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkame Holdings, Inc.

/s/ Robert Eakle

Robert Eakle
Chief Executive Officer

Date: August 22, 2014

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